Exhibit 99.1

Sutter Rock Capital Corp. Reports Third Quarter 2019 Financial Results

Net Asset Value of $11.24 Per Share as of September 30, 2019

Sutter Rock Declares $0.20 Per Share Dividend

SAN FRANCISCO, Calif., November 6, 2019 (GLOBE NEWSWIRE) – Sutter Rock Capital Corp. (“Sutter Rock” or the “Company”) (Nasdaq:SSSS) today announced financial results for the quarter ended September 30, 2019. Net assets totaled approximately $213.9 million, or $11.24 per share, at September 30, 2019, as compared to $9.89 per share at December 31, 2018 and $10.58 per share at September 30, 2018. On November 5, 2019, Sutter Rock’s Board of Directors declared a dividend in the amount of $0.20 per share payable on December 12, 2019 to the Company’s common stockholders of record as of the close of business on December 2, 2019.

“We are pleased to announce that our Board of Directors has declared a dividend in the amount of $0.20 per share,” said Mark Klein, President and Chief Executive Officer of Sutter Rock. “This dividend is driven by monetizations in Sutter Rock’s public and private securities. Based on ongoing portfolio activity and the results of the recently announced tender offer, we anticipate declaring an additional de minimis dividend by year end.”

“Additionally, our portfolio companies continue to demonstrate strong operating fundamentals and we are excited about their positioning in their respective markets,” Klein continued. “We believe that our portfolio is undervalued and as such we continue to take initiatives to drive shareholder value, including the $10.0 million Modified Dutch Auction Tender.”

Investment Portfolio as of September 30, 2019

At September 30, 2019, Sutter Rock held positions in 25 portfolio companies with an aggregate fair value of approximately $199.8 million. In line with the Company’s continued strategy to increase the size of its investments in individual portfolio companies, Sutter Rock has consolidated its investment portfolio around its top positions. The Company’s top five portfolio company investments accounted for approximately 55% of the total portfolio at fair value as of September 30, 2019 and for approximately 87% of Sutter Rock’s market capitalization as of November 5, 2019.

Top Five Investments as of September 30, 2019

$ in millions	Fair Value	% of Total Portfolio
Coursera, Inc.	$34.8	17.4%
Palantir Technologies, Inc.	30.4	15.2
Ozy Media, Inc.	16.9	8.4
Course Hero, Inc.	16.0	8.0
Lyft, Inc.	12.4	6.2
Total (rounded)	$110.4	55.3%

Third Quarter 2019 Investment Portfolio Activity

During the three months ended September 30, 2019, Sutter Rock exited its remaining investment in Dropbox, Inc.:

Portfolio Company	Shares Sold	Average Net Share Price (1)	Net Proceeds (in millions)	Realized Gain (in millions)
Dropbox, Inc.	437,530	$21.03	$9.2	$1.7
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(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

Subsequent to quarter-end, through November 6, 2019, Sutter Rock exited its entire investment in Lyft, Inc.:

Portfolio Company	Shares Sold	Average Net Share Price (1)	Net Proceeds (in millions)	Realized Gain (in millions)
Lyft, Inc.	304,829	$43.57	$13.3	$9.0
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(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

During the three months ended September 30, 2019, Sutter Rock funded the following new and follow-on investments:

Portfolio Company	Investment	Transaction Date	Amount Invested
Aspiration, Inc.	Convertible Note	8/9/2019	$0.3 million
GreenAcreage Real Estate Corp.	Common Stock	8/13/2019	$7.5 million
Treehouse Real Estate Investment Trust, Inc.	Common Stock	9/11/2019	$7.5 million

During the three months ended September 30, 2019, Sutter Rock amended the structure of its investment in NestGSV, Inc. The amended agreement restructured Sutter Rock’s equity positions, not including warrants, into a derivative security. The agreement is intended to protect Sutter Rock’s downside while affording Sutter Rock upside participation. Sutter Rock will maintain its outstanding convertible note with amended terms and warrant positions in NestGSV, Inc..

Third Quarter 2019 Financial Results

	Quarter Ended September 30, 2019		Quarter Ended September 30, 2018
	$ in millions	per share	$ in millions	per share

Net investment loss	($4.7)	($0.24)	($3.9)	($0.19)

Net realized gain/(loss) on investments	1.8	0.09	(10.1)	(0.49)

Net change in unrealized appreciation of investments, net of tax benefit(1)	8.2	0.42	14.4	0.70

Net change in net assets resulting from operations	$5.3	$0.27	$0.3	$0.02

Stock-based compensation(2)	1.4	0.08	-	-

Repurchase of common stock(3)	(3.9)	0.14	(4.1)	0.10

Increase/(decrease) in net asset value(4)	$2.8	$0.49	($3.7)	$0.12

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(1)	Includes related net tax benefit of $0.2 million for the quarter ended September 30, 2018.
(2)	On June 5, 2019, our Board of Directors adopted, and our stockholders approved, an equity-based incentive plan (“the 2019 Plan”), which authorizes equity awards to be granted for up to 1,976,264 shares of our common stock. On July 17, 2019, stock options providing the right to purchase up to 1,125,000 shares were granted under the 2019 Plan. During the quarter ended September 30, 2019, the Company recognized a stock-based compensation expense of $1.4 million; the amount of cash received from the exercise of stock options was $0. This amount represents the estimated annual expense.
(3)	During the quarters ended September 30, 2019 and 2018, the Company repurchased 605,327 and 575,958 shares of Sutter Rock Capital Corp. common stock for approximately $3.9 million and $4.1 million in cash, respectively. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in an increase in the net asset value per share.
(4)	Total may not sum due to rounding.

Weighted-average common basic shares outstanding were approximately 19.5 million and 20.5 million for the quarters ended September 30, 2019 and 2018, respectively.

Sutter Rock’s liquid assets were approximately $57.6 million as of September 30, 2019, consisting of approximately $45.2 million of cash and $12.4 million of public securities.

Dividend Declaration for Third Quarter 2019

On November 5, 2019, Sutter Rock’s Board of Directors declared a dividend of $0.20 per share payable on December 12, 2019 to the Company’s common stockholders of record as of the close of business on December 2, 2019. The dividend will be paid in cash.

Modified Dutch Auction Tender Offer

On October 21, 2019, the Company commenced a modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase for cash up to $10.0 million in shares of its common stock from its stockholders. In accordance with the terms of the Tender Offer, the Company intends to select the lowest price per share, not less than $6.00 per share and not greater than $8.00 per share, less any applicable withholding taxes and without interest, that will allow the Company to purchase that number of shares having an aggregate purchase price of $10.0 million. Upon the terms and subject to the conditions of the Tender Offer, if shares having an aggregate purchase price of less than $10.0 million are properly tendered and not properly withdrawn, the Company will purchase all shares properly tendered and not properly withdrawn. The Company expects to use available cash to fund any purchases of its shares of common stock in the Tender Offer and to pay for all related fees and expenses. The Tender Offer will expire at 5:00 P.M. ET, on November 20, 2019, unless extended by the Company.

Share Repurchase Program

During the three months ended September 30, 2019, the Company repurchased an additional 605,327 shares of its common stock for an aggregate purchase price of $3.9 million. Subsequent to quarter-end, through November 6, 2019, the Company repurchased an additional 28,000 shares under the Share Repurchase Program for an aggregate purchase price of $0.2 million.

Under the publicly announced Share Repurchase Program, as of November 6, 2019, the Company has repurchased 3,167,484 shares of its common stock for approximately $20.0 million since the Share Repurchase Program was announced in August 2017.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 334-777-6978, and the conference call access number for participants outside the U.S. is +1 800-367-2403. The conference ID number for both access numbers is 9176331. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of Sutter Rock’s website at www.sutterrock.com. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on November 13, 2019 by dialing 888-203-1112 (U.S.) or +1 719-457-0820 (International) and using conference ID number 9176331.

About Sutter Rock Capital Corp.

Sutter Rock Capital Corp. (Nasdaq:SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. Sutter Rock is headquartered in San Francisco, CA. www.sutterrock.com

Forward-Looking Statements

Statements included herein, including statements regarding Sutter Rock's beliefs, expectations, intentions or strategies for the future, may constitute "forward-looking statements". Sutter Rock cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause Sutter Rock's actual results to differ from management's current expectations are contained in Sutter Rock's filings with the Securities and Exchange Commission. Sutter Rock undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this press release.

Contact

Sutter Rock Capital Corp.

(650) 235-4769

IR@sutterrock.com

Media Contact

Bill Douglass

Gotham Communications, LLC

Communications@sutterrock.com

SUTTER ROCK CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

	September 30, 2019	December 31, 2018
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $94,863,935 and $105,869,607, respectively)	$161,350,359	$170,067,233
Non-controlled/affiliate investments (cost of $47,576,383 and $42,333,854, respectively)	30,241,445	5,931,863
Controlled investments (cost of $13,291,886 and $22,960,942, respectively)	8,251,634	22,816,733
Total Portfolio Investments	199,843,438	198,815,829
Investments in U.S. Treasury bills (cost of $49,993,250 and $99,982,067, respectively)	49,995,500	99,994,000
Total Investments (cost of $205,725,454 and $271,146,470, respectively)	249,838,938	298,809,829
Cash	45,155,784	28,184,163
Escrow proceeds receivable	2,086,145	2,494,582
Interest and dividends receivable	125,348	255,670
Deferred financing costs	5,502	267,541
Prepaid expenses and other assets(3)	2,332,410	207,769
Total Assets	299,544,127	330,219,554
LIABILITIES
Accounts payable and accrued expenses(3)	2,142,052	490,687
Accrued incentive fees, net of waiver of incentive fees(1)	—	4,660,472
Accrued management fees, net of waiver of management fees(1)	—	415,056
Accrued interest payable	—	475,000
Payable for securities purchased	44,742,449	89,480,103
Deferred tax liability	—	885,566
4.75% Convertible Senior Notes due March 28, 2023(2)	38,710,596	38,434,511
Total Liabilities	85,595,097	134,841,395

Net Assets	$213,949,030	$195,378,159
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 19,041,519 and 19,762,647 issued and outstanding, respectively)	$190,415	$197,626
Paid-in capital in excess of par	189,155,021	192,322,399
Accumulated net investment loss	(23,116,027)	(16,228,294)
Accumulated net realized gain/(loss) on investments	3,606,136	(7,691,365)
Accumulated net unrealized appreciation of investments	44,113,485	26,777,793
Net Assets	$213,949,030	$195,378,159
Net Asset Value Per Share	$11.24	$9.89

(1)	This balance references a related-party transaction.
(2)	As of September 30, 2019 and December 31, 2018, the 4.75% Convertible Senior Notes due March 28, 2023 had a face value of $40,000,000.
(3)	This balance includes a right of use asset and corresponding operating lease liability, respectively.

SUTTER ROCK CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income	$298,515	$164,310	$635,187	$174,922
Non-controlled/affiliate investments:
Interest income	81,711	65,790	201,304	521,685
Controlled investments:
Interest income	—	16,252	58,937	41,153
Dividend income	—	—	200,000	350,000
Total Investment Income	380,226	246,352	1,095,428	1,087,760
OPERATING EXPENSES
Management fees(1)	—	1,345,090	848,723	3,954,732
Incentive fees/(Reversal of incentive fee accrual)(1)	—	804,520	(4,660,472)	4,863,939
Costs incurred under Administration Agreement(1)	—	355,599	306,084	1,176,857
Directors’ fees	99,620	86,250	272,120	258,750
Professional fees	807,143	552,179	4,179,093	1,218,875
Compensation expense	3,070,409	—	3,702,517	—
Interest expense	591,512	1,311,534	1,795,885	3,925,292
Income tax expense	954	(6,235)	34,666	142,264
Other expenses	512,792	107,688	1,504,545	756,994
Total Operating Expenses	5,082,430	4,556,625	7,983,161	16,297,703
Management fee waiver(1)	—	(402,074)	—	(892,421)
Incentive fee waiver(1)	—	—	—	(5,000,000)
Total operating expenses, net of waiver of management and incentive fees	5,082,430	4,154,551	7,983,161	10,405,282
Net Investment Loss	(4,702,204)	(3,908,199)	(6,887,733)	(9,317,522)
Realized Gains/(Losses) on Investments:
Non-controlled/non-affiliated investments	1,772,961	(10,119,771)	23,632,332	(7,532,483)
Non-controlled/affiliate investments	—	—	(12,334,831)	—
Controlled investments	—	—	—	(680)
Net Realized Gain/(Loss) on Investments	1,772,961	(10,119,771)	11,297,501	(7,533,163)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018	—	—	—	(397,846)
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	(7,998,030)	16,245,474	2,279,117	36,655,159
Non-controlled/affiliate investments	11,264,416	(2,350,413)	19,067,052	(10,979,378)
Controlled investments	4,924,309	247,314	(4,896,043)	6,472,584
Net Change in Unrealized Appreciation/(Depreciation) of Investments	8,190,695	14,142,375	16,450,126	32,148,365
Benefit from taxes on unrealized depreciation of investments	—	214,404	885,566	1,225,275
Net Change in Net Assets Resulting from Operations	$5,261,452	$328,810	$21,745,460	$16,125,108
Net Change in Net Assets Resulting from Operations per Common Share:
Basic	$0.27	$0.02	$1.11	$0.77
Diluted(2)	$0.25	$0.02	$1.00	$0.72
Weighted-Average Common Shares Outstanding
Basic	19,472,785	20,462,626	19,650,651	20,858,192
Diluted(2)	23,204,129	20,462,626	23,381,995	27,728,434

(1)	This balance references a related-party transaction.
(2)	For the three months ended September 30, 2018, 7,173,218 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net change in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. For three and nine months ended September 30, 2019 and the nine months ended September 30, 2018, 0 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net change in net assets resulting from operations per common share.

SUTTER ROCK CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Per Basic Share Data
Net asset value at beginning of the period	$10.75	$10.46	$9.89	$9.64
Net investment loss(1)	(0.24)	(0.19)	(0.35)	(0.45)
Net realized gain/(loss) on investments(1)	0.09	(0.49)	0.57	(0.36)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018(1)	—	—	—	(0.02)
Net change in unrealized appreciation of investments(1)	0.42	0.69	0.84	1.54
Benefits from taxes on unrealized depreciation of investments(1)	—	0.01	0.05	0.06
Repurchase of common stock	0.14	0.10	0.17	0.17
Stock-based compensation	0.08	—	0.07	—
Net asset value at end of period	$11.24	$10.58	$11.24	$10.58
Per share market value at end of period	$6.24	$6.91	$6.24	$6.91
Total return based on market value(2)	(2.50)%	0.73%	19.54%	26.79%
Total return based on net asset value(2)	4.56%	1.15%	13.65%	9.75%
Shares outstanding at end of period	19,041,519	20,174,955	19,041,519	20,174,955
Ratios/Supplemental Data:
Net assets at end of period	$213,949,030	$213,403,364	$213,949,030	$213,403,364
Average net assets	$215,020,159	$214,704,044	$207,111,511	$210,108,076
Ratio of gross operating expenses to average net assets(3)	7.45%	8.51%	6.08%	10.18%
Ratio of incentive fee waiver to average net assets	—%	—%	—%	(2.38)%
Ratio of management fee waiver to average net assets	—%	(0.19)%	—%	(0.42)%
Ratio of income tax provision to average net assets	—%	—%	(0.43)%	—%
Ratio of net operating expenses to average net assets(3)	7.45%	8.32%	5.65%	7.38%
Ratio of net investment loss to average net assets(3)	(8.77)%	(7.30)%	(4.46)%	(5.95)%
Portfolio Turnover Ratio	4.80%	2.98%	12.72%	3.08%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses, including the $5.0 million accrued incentive fee forfeiture pursuant to the Waiver Agreement, are not annualized. For the three and nine months ended September 30, 2019, the Company excluded $0 and $(1,769,820) of non-recurring expenses and did not annualize the income tax provision. For three and nine months ended September 30, 2018, the Company excluded $0 and $352,667 of non-recurring expenses and did not annualize the incentive fee waiver. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.